UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): January 13, 2006

                               MANARIS CORPORATION
             (Exact name of registrant as specified in its charter)


           NEVADA                     000-33199                 88-0467848
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(State or other jurisdiction     (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)


                                 WITH COPIES TO:
                               DARRIN OCASIO ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                      Tel:(212) 930-9700 Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 13, 2006, Cherry Lim resigned from the Board of Directors of Manaris Corp. and Marc Bouchard was appointed as a Director of Manaris Corp. There was no disagreement between Ms. Lim and the Company which led to her resignation.

Mr. Bouchard is the founder of Toll Cross Securities Inc., a full service institutional investment brokerage firm dedicated to addressing the increasingly complex needs of small and mid-cap companies in today's capital markets. Mr. Bouchard has served as Chairman of Toll Cross since 2002. From 1998 to 2002, Marc was a senior officer with Bell Canada Enterprises Inc., where he was responsible for various aspects of corporate development, finance and operations. In 1994, Mr. Bouchard joined fONOROLA as Chief Financial Officer and became Chief Operating Officer in 1995. In 1980, Mr. Bouchard joined Lehman Brothers, where he spent over 13 years in various international capital markets capacities including Chief Operating Officer of Lehman Brothers Asia.

Also on January 13, 2006, Andre Monette resigned as Corporate Secretary of Manaris Corp. and Anna Pennino was appointed Corporate Secretary.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit     Description
-------     -----------

99.1        Press Release dated January 18, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MANARIS CORPORATION




Dated: January 18, 2006         By:  /s/ John G. Fraser
                                     -------------------
                                     John G. Fraser
                                     President and Chief
                                     Executive Officer